Exhibit 10.1










                          AGREEMENT AND PLAN OF MERGER,


                          DATED AS OF JANUARY 17, 1996,


                                      AMONG


                          NOUVEAU INTERNATIONAL, INC.,
                            (A DELAWARE CORPORATION)


                           NOUVEAU ACQUISITION CORP.,
                            (A DELAWARE CORPORATION)


                                       AND


                           NOUVEAU INTERNATIONAL, INC.
                          (A PENNSYLVANIA CORPORATION)








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         AGREEMENT  AND PLAN OF MERGER,  dated as of  January  16,  1996,  among
NOUVEAU INTERNATIONAL, INC., a Delaware corporation with executive offices located at 525 Washington Boulevard, 29th Floor, Jersey City, New Jersey 07310 ("Nouveau-Delaware"), NOUVEAU ACQUISITION CORPORATION, a Delaware corporation and a wholly-owned subsidiary of Nouveau-Delaware with executive offices at 525 Washington Boulevard, 29th Floor, Jersey City, New Jersey 07310 ("NAC") and NOUVEAU INTERNATIONAL, INC., a Pennsylvania corporation with executive offices at 212 Phillips Road, Exton, Pennsylvania 19341 ("Nouveau"), Nouveau in its capacity as the surviving corporation being sometimes referred to herein as the "Surviving Corporation," and NAC and Nouveau being sometimes referred to herein as the "Constituent Corporations."

                              W I T N E S S E T H:

         WHEREAS, Nouveau-Delaware, NAC, and Nouveau desire to merge NAC with and into Nouveau (the "Merger") in accordance with the laws of the States of Delaware and Pennsylvania and in accordance with this Agreement, so that, upon consummation of the Merger, NAC will cease to exist and Nouveau will be the surviving corporation; and

         WHEREAS, this Agreement has been approved by the Board of Directors and stockholders of each of Nouveau-Delaware, NAC, and Nouveau; and



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         NOW THEREFORE, in consideration of the respective covenants,  promises, and obligations contained herein, the parties hereto hereby agree as follows:

                                 I. DEFINITIONS.

         Commission.  Securities and Exchange Commission.

         Constituent Corporations. As defined in the introductory paragraph hereof.

         DGCL.  The General Corporation Law of the State of Delaware.

         ERISA. The Employee Retirement Income Security Act of 1974, as amended.

         ERISA Affiliate. Any trade or business, whether or not incorporated, which together with Nouveau is or at any time during such time as when such trade or business was an affiliate of Nouveau was treated as a "single employer" within the meaning of Section 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA.

         Exchange Act.  Securities Exchange Act of 1934, as amended.

         Effective Time.  As defined in Section 4.1 hereof.

         Last Nouveau-Delaware Balance Sheet. The balance sheet of Nouveau-Delaware at June 30, 1995.

         Last Nouveau-Delaware Balance Sheet Date.  September 30,
1995.

         Last Nouveau Balance Sheet. The consolidated balance sheet and the notes thereto as of September 30, 1995.

         Last Nouveau Balance Sheet Date.  September 30, 1995.
         Merger.  As defined in the first recital hereof.



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         NAC.  As defined in the introductory paragraph hereof.

         Nouveau.  As defined in the introductory paragraph hereof.

         Nouveau Common Stock.  Common Stock, without par value of
Nouveau.

         Nouveau-Delaware.  As defined in the introduction paragraph.

         Nouveau-Delaware Common Stock. Common stock, par value $.001 per share, of Nouveau-Delaware.

         Nouveau-Delaware Private Placement. The private offering and sale by Nouveau-Delaware of a minimum of 42, and a maximum of 70, units, each unit comprised of one share of Series A 4% Cumulative Convertible Redeemable Preferred Stock and 1,429 common stock purchase warrants, which transaction shall close immediately prior to, or simultaneously with, the execution hereof.

         Nouveau-Delaware Series A Preferred Stock.  Series A 4%
Cumulative Convertible Redeemable Preferred Stock, par value $.001 per share, of Nouveau-Delaware.

         Nouveau Subsidiaries. Nouveau Vend Int'l, Inc. and Nouveau Foods Int'l, Inc.

         Old Certificates. Certificates representing shares of Nouveau Common Stock outstanding immediately prior to the Effective Time.

         PBCL.  Pennsylvania Business Corporation Law.

         Reorganization Plan. The joint plan of reorganization of Nouveau and its subsidiaries as approved by the U.S. Bankruptcy Court for the Eastern District of Pennsylvania by order entered on December 8, 1995.



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         Securities Act. Securities Act of 1933, as amended.

         Surviving Corporation. As defined in the introductory paragraph hereof.

         Taxes. Taxes, fees, levies, duties, tariffs, imposts, and governmental impositions or charges of any kind in the nature of (or similar to) taxes, payable to any federal, state, local or foreign taxing authority, including (without limitation) (i) income, franchise, profits, gross receipts, ad valorem, net worth, value added, sales, use, service, real or personal property, special assessments, capital stock, license, payroll, withholding, employment, social security, workers' compensation, unemployment compensation, utility, severance, production, excise, stamp, occupation, premiums, windfall profits, transfer and gains taxes, and (ii) interest, penalties, additional taxes and additions to tax imposed with respect thereto.

         Tax Return. Returns, reports, and information statements with respect to Taxes required to be filed with the IRS or any other taxing authority, domestic or foreign, including, without limitation, consolidated, combined and unitary tax returns (including returns required in connection with any Employee
Plan).

                 II. NAME OF SURVIVING CORPORATION; CERTIFICATE
                     OF INCORPORATION AND BY-LAWS; BOARD OF
                              DIRECTORS; OFFICERS.

         SECTION 2.1 NAME OF SURVIVING CORPORATION. The corporation which shall survive the Merger is Nouveau. The name



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of the Surviving Corporation shall be "Nouveau International, Inc."

         SECTION 2.2 CERTIFICATE OF INCORPORATION AND BY-LAWS. The certificate of incorporation and the by-laws of Nouveau as in effect at the Effective Time shall, from and after the Effective Time, be the certificate of incorporation and the by-laws of the Surviving Corporation until such time as they are amended.

         SECTION 2.3 BOARD OF DIRECTORS AND OFFICERS. The directors of Nouveau at the Effective Time shall continue to be the directors, and the officers of Nouveau at the Effective Time shall continue to be the officers, of the Surviving Corporation, each to serve, in each case (subject to the by-laws of the Surviving Corporation), until their respective successors shall have been elected and qualified.

                           III. STATUS OF SECURITIES.

         SECTION 3.1  CAPITAL STOCK OF NOUVEAU.

                  (a)      Nouveau Common Stock.

                           (i)  Each share of Nouveau Common Stock outstanding
at the Effective Time shall be converted into, and exchanged for, one share of Nouveau-Delaware Common Stock, except that shares of Nouveau Common Stock held in Nouveau's treasury or owned by Nouveau-Delaware or NAC at the Effective Time shall be cancelled.

                           (ii)  Subject to the provisions of the last clause
of the first sentence of Section 3.1(a)(i), after the Effective Time, each holder of an Old Certificate theretofore representing shares of Nouveau Common Stock, upon surrender thereof to Nouveau-



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Delaware,  shall be  entitled  to  receive  in  exchange  therefor  one share of
Nouveau-Delaware Common Stock for each share of Nouveau Common Stock represented by such holder's Old Certificates. Nouveau-Delaware shall make available as soon as practicable after the Effective Time certificates representing the shares of Nouveau-Delaware Common Stock into and for which the shares of Nouveau Common Stock theretofore represented by such surrendered Old Certificates have been exchanged and converted. Until surrendered and exchanged, each Old Certificate shall, after the Effective Time, be deemed for all corporate purposes to represent only the right to receive the shares of Nouveau-Delaware Common Stock to which the holder thereof is entitled pursuant to this Section 3.1. No dividend or liquidating or other distribution, if any, payable subsequent to the Effective Time to holders of record of shares of Nouveau Common Stock at a time prior to the Effective Time shall be paid to the holders of Old Certificates; provided, however, that upon surrender and exchange of such Old Certificates there shall be paid (subject to the last sentence of this Section 3.1(a)(ii)) to the record holders of the shares of Nouveau-Delaware Common Stock issued in exchange therefor the amount, without interest thereon, of dividends and liquidating or other distributions, if any, declared by Nouveau payable to holders of record of shares of Nouveau Common Stock at a time prior to the Effective Time, but payable subsequent to the Effective Time. No dividends shall be paid on the shares of Nouveau-Delaware Common Stock issuable in the Merger in exchange



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for shares of Nouveau Common Stock; provided, however, that no dividend or other payment payable after the Effective Time with respect to the shares of Nouveau-Delaware Common Stock issuable in exchange for shares of Nouveau Common Stock shall be paid to the holder of any unsurrendered Old Certificate until such holder surrenders such certificate. If Old Certificates are not surrendered and exchanged for shares of Nouveau-Delaware Common Stock prior to two years after the Effective Time (or, in any particular case, prior to the date before
the  second   anniversary  of  the  Effective  Time  on  which  such  shares  of
Nouveau-Delaware   Common  Stock,   the  dividends  and   liquidating  or  other
distributions, if any, would otherwise escheat to, or become the property of, any governmental unit or any agency thereof), (i) the shares of Nouveau-Delaware Common Stock into and for which the shares of Nouveau Common Stock theretofore represented by such Old Certificates shall have been converted, (ii) all dividends and other amounts which theretofore have become payable to holders of record on or after the Effective Time with respect to such shares of Nouveau-Delaware Common Stock, (iii) the amount of dividends and liquidating or other distributions, if any, declared by Nouveau payable to holders of record of shares of Nouveau Common Stock at a time prior to the Effective Time, but payable subsequent to the Effective Time, and (iv) any other amounts which subsequently become payable with respect to such shares of Nouveau-Delaware Common Stock, shall become the property of Nouveau-Delaware (and, to the extent not in its possession, shall



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be paid over to it),  free and  clear of all  claims  or  interest  of any other person previously entitled thereto.

                           (iii)  If any shares of Nouveau-Delaware Common
Stock issuable in exchange for shares of Nouveau Common Stock is to be issued in a name other than that in which the Old Certificate surrendered for exchange is issued, the Old Certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer and the person requesting such exchange shall pay to Nouveau-Delaware any transfer or other taxes required by reason of the issuance of such shares of Nouveau-Delaware Common Stock in any name other than that of the registered holder of the Old Certificate surrendered, or establish to the satisfaction of Nouveau-Delaware that such tax has been paid or is not payable.

                           (iv)     As of the Effective Time, no transfer of the
shares of Nouveau Common Stock outstanding prior to the Effective Time shall be made on the stock transfer books thereof. If, after the Effective Time, Old
Certificates are presented to NouveauDelaware or Nouveau, they shall be exchanged pursuant to Section 3.1(a)(ii).

         SECTION 3.2 CAPITAL STOCK OF NAC. All shares of capital stock of NAC, whether outstanding or held in the treasury of NAC, shall be converted into, and exchanged for, an aggregate of ten shares of Nouveau Common Stock.

         SECTION 3.3 CAPITAL STOCK OF NOUVEAU-DELAWARE. All shares of capital stock of Nouveau-Delaware, whether outstanding or held



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in the treasury of Nouveau-Delaware, shall be unchanged and remain capital stock of Nouveau-Delaware.

                           IV. FILING; EFFECTIVE TIME.

         SECTION 4.1 FILING; EFFECTIVE TIME. As soon as reasonably practicable after the execution of this Agreement and the consummation of the Merger and the other transactions contemplated hereby, appropriate certificates of merger in the form required by the DGCL and the PBCL shall be executed and filed in the office of the Secretary of State of the State of Delaware and the Secretary of Commonwealth of the Commonwealth of Pennsylvania, which certificates shall provide that the Merger shall become effective upon the filing of each of such certificates (the "Effective Time").

          SECTION 4.2 DOCUMENTS TO BE DELIVERED IMMEDIATELY PRIOR TO THE EFFECTIVE TIME.

                  (a) Immediately prior to the Effective Time, Nouveau-Delaware shall deliver to Nouveau the following documentation:

                           (i)      a Certificate of the Principal Executive
Officer of Nouveau-Delaware;

                           (ii)  a "comfort letter" from Laurence E. Mullins,
CPA, Nouveau-Delaware's accountants;

                           (iii)  the opinion of Shereff, Friedman, Hoffman &
Goodman, LLP, counsel to Nouveau-Delaware; and

                           (iv)  such additional documentation as Nouveau may
reasonably request.



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                  (b)      Immediately prior to the Effective Time, Nouveau
shall deliver to Nouveau-Delaware the following documentation:

                           (i)  a Certificate of the Principal Executive
Officer of Nouveau;

                           (ii)  a comfort letter from Richard A. Eisner &
Company, LLP, Nouveau's accountants;

                           (iii)  the opinion of John L. Thomas, Esq., counsel
to Nouveau; and

                           (iv)  the opinion of Kramer, Levin, Naftalis,
Nessen, Kamin & Frankel, special counsel to Nouveau; and

                           (v)  such additional documentation as Nouveau-
Delaware may reasonably request.


                        V. CERTAIN EFFECTS OF THE MERGER.

         SECTION 5.1 SURVIVING CORPORATION. When the Merger becomes effective, the separate existence of NAC shall cease, NAC shall be merged into Nouveau, and the Surviving Corporation shall possess all the rights, privileges, powers, and franchises as well of a public as of a private nature, and shall be subject to all the restrictions, disabilities, and duties of each of the Constituent Corporations; and all and singular, the rights, privileges, powers, and franchises of each of the Constituent Corporations, and all property, real, personal, and mixed, and all debts due to either of the Constituent Corporations on whatever account, as well for stock subscriptions as all other things in action or belonging to each of the Constituent Corporations shall



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be vested in the Surviving Corporation;  and all property,  rights,  privileges, powers, and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of the several and respective Constituent Corporations; and the title to any real estate vested by deed or otherwise, under the laws of the State of Delaware, the Commonwealth of Pennsylvania, or any other jurisdiction, in either of the Constituent Corporations, shall not revert or be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and all debts, liabilities, and duties of the respective Constituent Corporations shall thenceforth attach to the Surviving Corporation, and may be enforced against it to the same extent as if such debts, liabilities, and duties had been incurred or contracted by it.

         SECTION 5.2 TAX FREE REORGANIZATION. Nouveau-Delaware, NAC and Nouveau intend this agreement be treated as a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

                       VI. REPRESENTATIONS AND WARRANTIES.

         SECTION 6.1 REPRESENTATIONS AND WARRANTIES OF NOUVEAUDELAWARE AND NAC. Each of Nouveau-Delaware and NAC represents and warrants to Nouveau as follows:

                  (a) Other than NAC, Nouveau-Delaware has no subsidiaries except as otherwise disclosed on Schedule 6.01(a) or



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affiliated  corporation  or owns,  directly or  indirectly,  any interest in any other enterprise (whether or not such enterprise is a corporation). Each of Nouveau-Delaware and NAC is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, with all requisite power and authority, and all necessary consents, authorizations, approvals, orders, licenses, certificates, and permits of and from, and declarations and filings with, all federal, state, local, and other governmental authorities and all courts and other tribunals, to own, lease, license, and use its properties and assets and to carry on the businesses in which it is now engaged and the businesses in which it contemplates engaging. Each of Nouveau-Delaware and NAC is duly qualified to transact the businesses in which it is engaged and is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing, or use of property or assets or the conduct of its businesses makes such qualification necessary.

                  (b) The authorized capital stock of Nouveau-Delaware consists of 25,000,000 shares of Common Stock, par value $.001 per share, of which approximately 4,499,985 shares are outstanding (subject to reduction for dissenters' rights in connection with the merger of Health Management, Inc., a Florida Corporation, with and into Nouveau-Delaware), and 1,000,000 shares of preferred stock, par value $.001 per share, of which no shares of NouveauDelaware Series A Preferred Stock are outstanding other than shares to be sold in the HMI Private Placement. Each of such



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outstanding shares of Nouveau-Delaware Common Stock and NouveauDelaware Series A
Preferred Stock is validly authorized and issued, fully paid, and nonassessable, and has not been issued and is not owned or held in violation of any preemptive right of stockholders. Except as set forth in Schedule 6.1(b) hereto or as otherwise disclosed in, or contemplated by, this Agreement, there is no commitment, plan, or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any share of capital stock of Nouveau-Delaware or NAC or any security or other instrument convertible into, or exercisable or exchangeable for, capital stock of Nouveau-Delaware or NAC. There is outstanding no security or other instrument convertible into, or exercisable or exchangeable for, capital stock of Nouveau-Delaware of NAC.

                  (c) Nouveau-Delaware has delivered to Nouveau true and correct copies of the following: consolidated audited balance sheets of Nouveau-Delaware as of December 31, 1994, 1993, and 1992; unaudited consolidated balance sheet of Nouveau-Delaware as of June 30, 1995; audited consolidated statements of income, statements of stockholders' equity, and statements of cash flows of Nouveau-Delaware for the years ended December 31, 1994, 1993, and 1992; and the unaudited consolidated statement of income, statement of stockholders' equity, and statement of cash flows of Nouveau-Delaware for the six months ended June 30, 1995. Each such consolidated balance sheet presents fairly the consolidated financial condition, assets, liabilities, and stockholders' equity



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of Nouveau-Delaware  as of its date; each such consolidated  statement of income
and  consolidated   statement  of  stockholders'   equity  presents  fairly  the
consolidated results of operations of Nouveau-Delaware for the period indicated; and each such consolidated statement of cash flows presents fairly the information purported to be shown therein. The consolidated financial statements referred to in this Section 6.1(c) have been prepared in accordance with generally accepted accounting principles consistently applied throughout the
periods   involved  and  are  in  accordance  with  the  books  and  records  of
NouveauDelaware. Since December 31, 1994 and since June 30, 1995:

                           (i) Except as set forth on Schedule 6.1(c)(i),  there
                  has at no time been a material adverse change in the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of Nouveau-Delaware and Nouveau-Delaware has conducted no operations;

                           (ii) Except as set forth in Schedule 6.1(c)(ii) hereto, Nouveau-Delaware has not authorized, declared, paid, or effected any dividend or liquidating or other distribution in respect of its capital stock or any direct or indirect redemption, purchase, other acquisition, combination, split, or reorganization of any stock of Nouveau-Delaware;



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                           (iii)  The operations and businesses of Nouveau-
                  Delaware have been conducted in all respects only in the ordinary course;

                           (iv) Nouveau-Delaware has not suffered an extraordinary loss (whether or not covered by insurance) or waived any right of substantial value.

                           (v) Nouveau-Delaware has not, except in the ordinary course of business and consistent with prior practice, sold, transferred, leased or loaned to others or otherwise disposed of any of its assets (or committed to do any of the foregoing), including the payment of any loans owed to any affiliate, or canceled, waived, released or otherwise compromised any debt or claim, or any right of significant value;

                           (vi) Nouveau-Delaware has not suffered any damage, destruction or loss (whether or not covered by insurance) which has had or is reasonably likely to have a Material Adverse Effect on Nouveau-Delaware;

                           (vii) Since June 30, 1995, Nouveau-Delaware has not made or committed to make any capital expenditures or capital additions;

                           (viii) Since June 30, 1995,  Nouveau-Delaware has not
                  instituted any litigation, action or proceeding before any court, governmental body or arbitration tribunal relating to it or its property;



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                           (ix) Since June 30,  1995,  Nouveau-Delaware  has not
                  acquired, or agreed to acquire, by merging or consolidating with, or by purchasing a substantial equity interest in or a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquired, or agreed to acquire, any assets;

                           (x) Since  June 30,  1995,  Nouveau-Delaware  has not
                  increased, or agreed or promised to increase, the compensation of any officer, director or agent of Nouveau-Delaware, directly or indirectly, including by means of any bonus, pension plan, profit sharing, deferred compensation, savings, insurance, retirement, or any other employee benefit plan;

                           (xi) Nouveau-Delaware has not made or changed any election concerning Taxes, changed an annual accounting period or adopted or changed any accounting method; or

                           (xii) except as  disclosed  on Schedule  6.1(c)(xii),
                  Nouveau-Delaware or any subsidiary of Nouveau-Delaware has not filed any amended Tax Return, granted any waiver of any statute of limitation with respect to any Taxes or any extension of the period for the assessment of any Taxes, received notification of an examination, audit or pending assessment with respect to Taxes, entered into any closing agreement with respect to Taxes, settled or



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                  compromised  any Tax claim or  assessment or  surrendered  any right to claim a refund of Taxes or obtained  or entered  into
                  any   Tax   ruling,   agreement,   contract,    understanding,
                  arrangement or plan.

There is no fact known to Nouveau-Delaware which materially adversely affects, or in the future (as far as Nouveau-Delaware can foresee) may materially adversely affect, the consolidated financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of NouveauDelaware, or, after the Merger, the Surviving Corporation; provided, however, that Nouveau-Delaware expresses no opinion as to political or economic matters of general applicability.

                  (d) Except as set forth on Schedule 6.1(d), neither Nouveau-Delaware nor any subsidiary of Nouveau-Delaware has any liability of any nature, accrued or contingent, whether due or to become due, including without limitation liabilities for Taxes. The amounts set up as provisions for Taxes on the Last NouveauDelaware Balance Sheet are sufficient for all accrued and unpaid Taxes of Nouveau-Delaware and any subsidiary of Nouveau-Delaware (including interest and penalties, if any, thereon and Taxes being contested), whether or not due and payable and whether or not disputed, under tax laws, as in effect on the Last NouveauDelaware Balance Sheet Date or now in effect, for the period ended on such date and for all fiscal periods prior thereto. The execution, delivery, and performance of this Agreement by NouveauDelaware and NAC will not cause any Taxes to be payable or cause



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any lien,  charge,  or  encumbrance  to secure  any Taxes to be  created  either immediately or upon the nonpayment of any Tax. The Internal Revenue Service has audited and settled or the statute of limitations has run upon all federal income tax returns of Nouveau-Delaware for all taxable years up to, and including, the taxable year ended December 31, 1992. Nouveau-Delaware and any subsidiary of Nouveau-Delaware each has filed all federal, state, local, and foreign Tax Returns required to be filed by it, has delivered to Nouveau a true and correct copy of each such return which was filed in the past three years, has paid (or has established on the Last Nouveau-Delaware Balance Sheet a reserve for) all Taxes, assessments, and other governmental charges payable or remittable by it or levied upon it or its properties, assets, income, or franchises which are due and payable, and has delivered to Nouveau a true and correct copy of any report as to adjustments received by it from any taxing authority during the past six years and a statement as to any litigation, governmental or other proceeding (formal or informal), or investigation pending, threatened, or in prospect with respect to any such report or the subject matter of such report.

                  (e) There is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending, threatened, or in prospect (or any basis therefor known to Nouveau-Delaware) with respect to NouveauDelaware, NAC, or any of their respective businesses, properties, or assets. Neither Nouveau-Delaware nor NAC is in violation of, or in default with respect to, any law, rule, regulation, order, judgment, or decree; nor is Nouveau-Delaware or NAC required to take any action in order to avoid such violation or default. There is no outstanding consent, order, judgment, writ, injunction, award, or decree of any court, arbitration or other tribunal against or involving Nouveau-Delaware, NAC, their respective businesses, or any of their respective properties or assets.

                  (f) Neither Nouveau-Delaware nor NAC owns any assets or properties.

                  (g) Except as set forth on Schedule 6.1(g), neither Nouveau-Delaware nor NAC is subject to any contracts, agreements, instruments, leases, licenses, arrangements, or understandings. Nouveau-Delaware and NAC has furnished to Nouveau their respective certificates of incorporation (or other charter document) and by-laws and all amendments thereto, as presently in effect. Neither Nouveau-Delaware nor NAC has engaged within the last five years in, is engaging in, or intends to engage in any transaction with, or has had within the last five years, now has, or intends to have any contract, agreement, instrument, lease, license, arrangement, or understanding with any stockholder, any director, officer, or employee of Nouveau-Delaware or NAC, except for agreements listed in Schedule 6.1(g), any relative or affiliate of any stockholder of Nouveau-Delaware or NAC, any such director, officer, or employee, or any other corporation or enterprise in which any stockholder of Nouveau-Delaware, any such director, officer, or employee, or any such relative or affiliate then had or now has a 5% or greater equity or voting or other substantial interest, other than those listed and so specified in Schedule 6.1(g). The stock ledgers and stock transfer books and the minute book records of Nouveau-Delaware and NAC relating to all issuances and transfers of stock by Nouveau-Delaware and NAC and all proceedings of the stockholders and the Board of Directors and committees thereof of Nouveau-Delaware and NAC since their respective incorporations, all of which have been made available to Nouveau, are the original stock ledgers and stock transfer books and minute book records of Nouveau-Delaware and NAC or exact copies thereof. Neither Nouveau-Delaware nor NAC is in violation or breach of, or in default with respect to, any term of its certificate of incorporation (or other charter document) or by-laws.

                  (h) Neither  Nouveau-Delaware  nor NAC (i) has any  employees,
(ii) has contributed to any pension, profit-sharing, option, other incentive plan, or any other type of employee benefit plan, (iii) maintains or has maintained, is or was not a party to, or otherwise participates or participated in, on its own behalf or on behalf of any former employees, any pension, profit-sharing, option, other incentive plan, or any other type of employee benefit plan, or (iv) has any obligation to, or customary arrangement with, former employees, if any, for bonuses, incentive compensation, vacations, severance pay, sick pay, sick leave, insurance, service award, relocation, disability, tuition refund, or other benefits, whether oral or written.

                  (i) Neither Nouveau-Delaware or NAC, any director, officer, agent, employee, or other person associated with, or acting on behalf of, Nouveau-Delaware or NAC, nor any stockholder of Nouveau-Delaware has, directly or indirectly: (i) used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (ii) made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment.

                  (j) Each of Nouveau-Delaware and NAC has all requisite power and authority to execute, deliver, and perform this Agreement. All necessary corporate proceedings of NouveauDelaware and NAC have been duly taken to authorize the execution, delivery, and performance of this Agreement thereby. This Agreement has been duly authorized, executed, and delivered by each of Nouveau-Delaware and NAC, constitutes the legal, valid, and binding obligation of Nouveau-Delaware and NAC, and is enforceable as to them in accordance with its terms. Other than the certificates of merger to be filed in Delaware and Pennsylvania and filings required under federal securities laws which are due after the Closing, no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by Nouveau-Delaware or NAC for the execution, delivery, or performance of this Agreement thereby. No consent of any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which Nouveau-Delaware or NAC is a party, or to which Nouveau-Delaware or NAC or any of their respective properties or assets are subject, is required for the execution, delivery, or performance of this Agreement; and the execution, delivery, and performance of this Agreement will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under, entitle any party to receive rights or privileges that such party was not entitled to receive before this Agreement was executed under, or create any obligation on the part of Nouveau-Delaware or NAC to which it was not subject immediately before this Agreement was executed under, any term of any such contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the certificate of incorporation (or other charter document) or by-laws of Nouveau-Delaware or NAC, or violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on Nouveau-Delaware or NAC or to which any of their respective businesses, properties, or assets are subject. Neither Nouveau-Delaware nor NAC, nor any of their respective officers, directors, employees, or agents has employed any broker or finder or incurred any liability for any fee, commission, or other compensation payable by any person on account of alleged employment as a broker or finder, or alleged performance of services as a broker or finder, in connection with, or as a result of, this Agreement, the Merger, or the other transactions contemplated by this Agreement other than the engagement of Hampshire Securities Corporation and Americorp Securities, Inc. in connection with the Nouveau-Delaware Private Placement.

                  (k) No representation or warranty by Nouveau-Delaware or NAC in this Agreement contains, or at the Effective Time will contain, an untrue statement of material fact or omits, or at the Effective Time will omit, to state a material fact required to be stated therein or necessary to make the statements made not misleading.

                  (l) The Nouveau-Delaware  Common Stock has not been registered under Section 12 of the Exchange Act. The NouveauDelaware Common Stock is traded in the over-the-counter market. All periodic reports of Nouveau-Delaware pursuant to Section 15(d) under the Exchange Act have been filed. Nouveau-Delaware has heretofore provided to Nouveau, true and complete copies of all forms, reports, schedules, statements and other documents required to be filed by it under the Exchange Act of 1934 since January 1, 1992 as such documents have been amended since the time of their filing (the "SEC Documents"). The SEC Documents, including without limitation any financial statements and schedules included therein, at the time filed or, if subsequently amended, as so amended, (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) complied in all respects with the applicable requirements of the Exchange Act and the applicable rules and regulations of the SEC thereunder. The financial statements of Nouveau-Delaware included in the SEC documents comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP, applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-Q of the SEC) and fairly present (subject in the case of the unaudited statements, to customary year end audit adjustments) the financial position of Nouveau-Delaware as at the dates thereof and the results of its operations and cash flows.

                  (m) The Nouveau-Delaware Private Placement was conducted in compliance with the Securities Act and applicable state securities laws.

         SECTION 6.2  REPRESENTATIONS AND WARRANTIES OF NOUVEAU.
Nouveau represents to Nouveau-Delaware and NAC as follows:

                  (a) Except as set forth in Schedule  6.2(a)(i),  Nouveau  owns directly all the outstanding shares of capital stock of Nouveau Subsidiaries. Other than the Nouveau Subsidiaries, neither Nouveau nor any Nouveau Subsidiaries has any subsidiaries or affiliated corporation or owns any interest in any other enterprise (whether or not such enterprise is a corporation). Nouveau and each of the Nouveau Subsidiaries is a corporation duly organized, validly existing, and in good standing under the laws of its respective jurisdiction of incorporation, with all requisite power and authority, and all necessary consents, authorizations, approvals, orders, licenses, certificates, and permits of and from, and declarations and filings with, all federal, state, local, and other governmental authorities and all courts and other tribunals, to own, lease, license, and use its properties and assets and to carry on the businesses in which it is now engaged and the businesses in which it contemplates engaging. Nouveau and each of the Nouveau Subsidiaries is duly qualified to transact the businesses in which it is engaged and is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing, or use of property or assets or the conduct of its businesses makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect..

                  (b) The authorized capital stock of Nouveau consists of 10,000,000 shares of Nouveau Common Stock, of which 6,750,000 shares are outstanding.  Except as set forth in Schedule 6.2(b), each of such outstanding shares of Nouveau Common Stock and each outstanding share of capital stock of each Nouveau Subsidiary is validly authorized and issued, fully paid, and nonassessable, has not been issued and is not owned or held in violation of any preemptive right of stockholders, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements, and voting trusts. There is no commitment, plan, or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any share of capital stock of Nouveau or of any Nouveau Subsidiary or any security or other instrument convertible into, or exercisable or exchangeable for capital stock of Nouveau or any Nouveau Subsidiary. Except as provided in Schedule 6.2(b) hereto, there is outstanding no security or other instrument convertible into, or exercisable or exchangeable for, capital stock of Nouveau or of any Nouveau Subsidiary.

                  (c) Nouveau has delivered to Nouveau-Delaware true and correct copies of the following: unaudited consolidated balance sheets of Nouveau as of December 31, 1994 and 1993; unaudited consolidated balance sheet of Nouveau as of September 30, 1995; unaudited consolidated statements of income, consolidated statements of stockholders' equity, and consolidated statements of cash flows of Nouveau for the years ended December 31, 1994 and 1993; and the unaudited consolidated statement of income, consolidated statement of stockholders' equity, and consolidated statement of cash flows of Nouveau for the six months ended June

30, 1995. Each such consolidated balance sheet presents fairly the financial condition, assets, liabilities, and stockholders' equity of Nouveau and the Nouveau Subsidiaries as of its date; each such consolidated statement of income and consolidated statement of stockholders' equity presents fairly the results of operations of Nouveau and the Nouveau Subsidiaries for the period indicated; and each such consolidated statement of cash flows presents fairly the information purported to be shown therein. To the best of the Company's knowledge the financial statements referred to in this Section 6.2(c) have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved and are in accordance with the books and records of Nouveau and the Nouveau Subsidiaries. Since December 31, 1994 and since September 30, 1995:

                           (i) Except as set forth in Schedule 6.2(c)(i) hereto,
                  there has at no time been a material adverse change in the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of Nouveau or the Nouveau Subsidiaries;

                           (ii) Neither  Nouveau nor any Nouveau  Subsidiary has
                  authorized, declared, paid, or effected any dividend or liquidating or other distribution in respect of its capital stock or any direct or indirect redemption, purchase, or other acquisition of any stock of Nouveau and the Nouveau Subsidiaries;

                           (iii) Except as set forth in Schedule 6.2(c)(iii) hereto, the operations and businesses of Nouveau and the Nouveau Subsidiaries have been conducted in all respects only in the ordinary course;

                           (iv) There has been no accepted purchase order or quotation, arrangement, or understanding for future sale of the products or services of Nouveau or either of the Nouveau Subsidiaries which Nouveau or either of the Nouveau Subsidiaries expects will not be profitable; and

                           (v)  Neither   Nouveau  nor  either  of  the  Nouveau
                  Subsidiaries has suffered an extraordinary loss (whether or not covered by insurance) or waived any right of substantial value.

                           (vi) Neither Nouveau nor either of the Nouveau Subsidiaries has suffered any damage, destruction or loss (whether or not covered by insurance) which has had or is reasonably likely to have a Material Adverse Effect on Nouveau or either of the Nouveau Subsidiaries;

                           (vii) Except as set forth in the Business Plan of Nouveau and on Schedule 6.2(c)(vii), neither Nouveau nor either of the Nouveau Subsidiaries has made or committed to make any capital expenditures or capital additions or betterment in excess of an aggregate of $10,000;

                           (viii) Neither Nouveau nor either of the Nouveau Subsidiaries has instituted any litigation, action or proceeding before any court, governmental body or arbitration tribunal relating to it or its property;

                           (ix) Neither Nouveau nor either of the Nouveau Subsidiaries has acquired, or agreed to acquire, by merging or consolidating with, or by purchasing a substantial equity interest in or a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquired, or agreed to acquire, any assets which are material, individually or in the aggregate, to Nouveau;

                           (x) Nouveau has not made or changed any election concerning Taxes, changed an annual accounting period or adopted or changed any accounting method; or

                           (xi) except in the  ordinary  course of business  and
                  consistent with prior practice, Nouveau has not filed any amended tax return or extended the applicable statute of limitations for any taxable period, received notification of an examination, audit or pending assessment with respect to Taxes, entered into any closing agreement with respect to Taxes, settled or compromised any Tax claim or assessment or surrendered any right to claim a refund of Taxes or obtained or entered into any Tax ruling, agreement, contract, understanding, arrangement or plan.

Except as set forth in Schedule 6.2(c), there is no fact known to Nouveau or either of the Nouveau Subsidiaries which materially adversely affects or in the future (as far as Nouveau or either of the Nouveau Subsidiaries can foresee) may materially adversely affect the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of Nouveau or either of the Nouveau Subsidiaries; provided, however, that Nouveau and the Nouveau Subsidiaries express no opinion as to political or economic matters of general applicability.

                  (d) Neither Nouveau nor either of the Nouveau Subsidiaries has any liability of any nature, accrued or contingent, including without limitation liabilities for Taxes, and liabilities to customers or suppliers, other than the following:

                           (i) Liabilities as disclosed on Schedule 6.2(d) for which full provision has been made on the Last
                  Nouveau Balance Sheet;

                           (ii) Other liabilities arising since December 8, 1995
                  and prior to the Effective Time in the ordinary course of business (which shall not include liabilities to customers on account of defective products or services) which are not inconsistent with the representations and warranties of Nouveau or any other provision of this Agreement;

                           (iii) Liabilities disclosed in the Reorganization Plan, a copy of which has been provided to Nouveau-Delaware; and

                           (iv) Liabilities incurred in connection with this transaction, including but not limited to professional fees and expenses.

Without limiting the generality of the foregoing, the amounts set up as provisions for Taxes on the Last Nouveau Balance Sheet are sufficient for all accrued and unpaid Taxes of Nouveau and the Nouveau Subsidiaries, whether or not due and payable and whether or not disputed, under tax laws, as in effect on the Last Nouveau Balance Sheet Date or now in effect, for the period ended on such date and for all fiscal periods prior thereto. Each of Nouveau and each of the Nouveau Subsidiaries has filed all federal, state, local, and foreign Tax
Returns required to be filed by it, except with respect to franchise taxes referenced in Schedule 6.2(a) hereto; has delivered to Nouveau-Delaware a true and correct copy of each such return which was filed since its respective date of incorporation; has paid (or has established on the Last Nouveau Balance Sheet a reserve for) all Taxes, assessments, and other governmental charges payable or remittable by it or levied upon it or its properties, assets, income, or franchises which are due and payable; and has delivered to Nouveau-Delaware a true and correct copy of any report as to adjustments received by it from any taxing authority since its respective date of incorporation and a statement as to any litigation, governmental or other proceeding

(formal or informal), or investigation pending, threatened, or in prospect with respect to any such report or the subject matter of such report.

                  (e) Except as set forth in the Bankruptcy Plan of Reorganization, a copy of which has been delivered to NouveauDelaware, there is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or, to the knowledge of Nouveau, investigation pending, threatened, or in prospect (or any basis therefor known to Nouveau), with respect to Nouveau or either of the Nouveau Subsidiaries or any of their respective businesses, properties, or assets. Neither Nouveau nor either of the Nouveau Subsidiaries is affected by any present or threatened strike or other labor disturbance nor to the knowledge of Nouveau or either of the Nouveau Subsidiaries is any union attempting to represent any employee of Nouveau or of either of the Nouveau Subsidiaries as collective bargaining agent. Neither Nouveau nor either of the Nouveau Subsidiaries are parties to any collective bargaining agreements. To Nouveau's knowledge, neither Nouveau nor either of the Nouveau Subsidiaries is in violation of, or in default with respect to, any law, rule, regulation, order, judgment, or decree; nor is Nouveau or either of the Nouveau Subsidiaries required to take any action in order to avoid such violation or default.

                  (f) Except as set forth in Schedule 6.2(f), neither Nouveau nor either of the Nouveau Subsidiaries owns any real property. Each of Nouveau and each Nouveau Subsidiary has good title to all personal properties and assets used in its businesses or owned by it (except real and other properties and assets as are held pursuant to leases or licenses described in Schedule 6.2(f) hereto), free and clear of all liens, mortgages, security interests, pledges, charges, and encumbrances, except such as are described in Schedule 6.2(f) hereto. Set forth in Schedule 6.2(f) hereto is a true and complete list of all real and other properties and assets owned by Nouveau and each of the Nouveau Subsidiaries or leased or licensed by Nouveau or by the Nouveau Subsidiaries from or to a third party, including with respect to such properties and assets owned by Nouveau or by either of the Nouveau Subsidiaries a statement of cost, book value, and (except for land) reserve for depreciation of each item for tax purposes, and net book value of each item for financial reporting purposes, and with respect to such properties and assets leased or licensed by Nouveau or by either of the Nouveau Subsidiaries from or to a third party, a description of such lease or license. All such real and other properties and assets (including Intangibles) owned by Nouveau or by the Nouveau Subsidiaries are reflected on the Last Nouveau Balance Sheet. Except for vending machines which are currently being renovated or repaired, all real and other tangible properties and assets owned by Nouveau or by the Nouveau
Subsidiaries  or leased  or  licensed  by  Nouveau  or by either of the  Nouveau
Subsidiaries from or to a third party are in good and usable condition (reasonable wear and tear which is not such as to affect adversely the operation of the businesses of Nouveau or of either of the Nouveau Subsidiaries excepted).

                  (g) Set forth in Schedule 6.2(g) hereto is a true and correct list of all material contracts, agreements, instruments, leases, licenses, arrangements, or understandings with respect to Nouveau and each of the Nouveau Subsidiaries, identifying whether the matter disclosed therein relates to Nouveau or to such Nouveau Subsidiary. Nouveau has furnished to Nouveau-Delaware
(i) the certificate of incorporation (or other charter document) and by-laws of Nouveau, and all amendments thereto, as presently in effect, certified by the Secretary of such corporation and (ii) true and correct copies of all contracts, agreements, and instruments referred to in Schedule 6.2(g) hereto. Neither Nouveau nor either of the Nouveau Subsidiaries nor any other party to any such contract, agreement, instrument, lease, or license is now, or expects in the future to be, in violation or breach of, or in default with respect to complying with, any material term thereof, and each such contract, agreement, instrument, lease, or license is in full force and is the legal, valid, and binding obligation of the parties thereto and is enforceable as to them in accordance with its terms (subject to applicable bankruptcy, insolvency, and other laws affecting the enforceability of creditors' rights generally). Each such financing or other arrangement or understanding is a valid and continuing arrangement or understanding; neither Nouveau nor either of the Nouveau Subsidiaries, nor any other party to any such arrangement or understanding has given notice of termination or taken any action inconsistent with the continuance of such arrangement or understanding; and the execution, delivery, and performance of this Agreement will not prejudice any such arrangement or understanding in any way. Except as set forth in Schedule 6.2(g) hereto, neither Nouveau nor any Nouveau Subsidiary is party to, or bound by, any contract, agreement, instrument, lease, license, arrangement, or understanding, or subject to any charter or other restriction, which has had a material adverse effect on the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of Nouveau, of the Nouveau Subsidiaries, or, after the Merger, of the Surviving Corporation. Except as set forth in Schedule 6.2(g), neither Nouveau nor either of the Nouveau Subsidiaries has engaged within the last five years in, is engaging in, or intends to engage in any transaction with, or has had within the last five years, now has, or intends to have any contract, agreement, instrument, lease, license, arrangement, or understanding with, any stockholder of Nouveau, any director, officer, or employee of Nouveau or of either of the Nouveau Subsidiaries (except for employment agreements listed in Schedule 6.2(g)), any relative or affiliate of any stockholder of Nouveau, any such director, officer, or employee, or any other corporation or enterprise in which any stockholder of Nouveau, any such director, officer, or employee, or any such relative or affiliate then had or now has a 5% or greater equity or voting or other substantial interest, other than those listed and so specified in Schedule 6.2(g). The stock ledgers and stock transfer books and the minute book records of Nouveau and each Nouveau Subsidiary relating to all issuances and transfers of stock by Nouveau and each Nouveau Subsidiary and all proceedings of the stockholders and the Board of Directors and committees thereof of Nouveau and each of the Nouveau Subsidiaries since their respective incorporations made available to NouveauDelaware are the original stock ledgers and stock transfer books and minute book records of Nouveau and each of the Nouveau Subsidiaries or exact copies thereof. Neither Nouveau nor either of the Nouveau Subsidiaries is in violation or breach of, or in default with respect to, any term of its certificate of incorporation (or other charter document) or by-laws.

                  (h) Neither Nouveau, either of the Nouveau Subsidiaries nor any party deemed to be an ERISA Affiliate (i) has contributed or been required to contribute to any pension, profit-sharing, option, other incentive plan, or any other type of employee benefit plan, including any employee pension benefit plan within the meaning of Section 3(2)) of ERISA, (ii) maintains or maintained, is or was a party to, or otherwise participates or participated in, on its own behalf or on behalf of any former employees, any pension, profit-sharing, option, other incentive plan, or any other type of employee benefit plan, or
(iii) has any obligation to, or customary arrangement with, former employees, if any, for bonuses, incentive compensation, vacations, severance pay, sick pay, sick leave, insurance, service award, relocation, disability, tuition refund, or other benefits, whether oral or written. All employee welfare benefit plans of included under Section 3(1) of ERISA that have been maintained by Nouveau have been operated in compliance in all material respects with ERISA and all other laws applicable to the maintenance of such welfare benefit plans.

                  (i) Neither Nouveau nor either of the Nouveau Subsidiaries, any director, officer, agent, employee, or other person associated with, or acting on behalf of, Nouveau or either of the Nouveau Subsidiaries, nor any stockholder of Nouveau has, directly or indirectly: used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment.

                  (j) Nouveau has all requisite power and authority to execute, deliver, and perform this Agreement. All necessary corporate proceedings of Nouveau have been duly taken to authorize the execution, delivery, and performance of this Agreement thereby. This Agreement has been duly authorized, executed, and delivered by Nouveau, constitutes the legal, valid, and binding obligation of Nouveau, and is enforceable as to Nouveau in accordance with its terms, subject to applicable bankruptcy, insolvency, and other laws affecting the enforceability of creditor's rights generally. No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by Nouveau or either of the Nouveau Subsidiaries for the execution, delivery, or performance of this Agreement by Nouveau. No consent of any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which Nouveau or either of the Nouveau Subsidiaries is a party, or to which either of them or any of their respective businesses, properties, or assets are subject, is required for the execution, delivery, or performance of this Agreement; and the execution, delivery, and performance of this Agreement will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under, entitle any party to receive rights or privileges that such party was not entitled to receive before this Agreement was executed under, or create any obligation on the part of Nouveau or either of the Nouveau Subsidiaries to which it was not subject immediately before this Agreement was executed under, any term of any such contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the certificate of incorporation (or other charter document) or by-laws of Nouveau or either of the Nouveau Subsidiaries, or violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on Nouveau or Nouveau Subsidiary or to which any of their respective businesses, properties, or assets are subject. Neither Nouveau nor any of its officers, directors, employees, or agents has employed any broker or finder or incurred any liability for any fee, commission, or other compensation payable by any person on account of alleged employment as a broker or finder, or alleged performance of services as a broker or finder, in connection with, or as a result of, this Agreement, the Merger, or the other transactions contemplated by this Agreement.

                  (k) To the best of Nouveau's knowledge, no representation or warranty by Nouveau in this Agreement or any representation, warranty or statement in the private placement memo distributed in connection with the Nouveau-Delaware Private Placement insofar as such representation or warranty or statement relates to Nouveau, contains, or (except for changes beyond the control of Nouveau and each Nouveau Subsidiary) at the Effective Time will contain, an untrue statement of material fact or omits, or (except for changes beyond the control of Nouveau and such Nouveau Subsidiary) at the Effective Time will omit, to state a material fact required to be stated therein or necessary to make the statements made not misleading.

                  (l) Set forth on Schedule 6.2(l) is a complete and correct list of all (i) United States and foreign patents, trademark and trade name registrations, trademarks and trade names, brandmarks and brand name registrations, servicemarks and servicemark registrations, assumed names and copyrights and copyright registrations, owned in whole or in part or used by Nouveau, and all applications therefor (collectively the "Intellectual Property") and (ii) licenses and other agreements to which Nouveau is a party or is otherwise bound which relate to any of the foregoing. Except as expressly set forth on Schedule 6.2(l), (i) Nouveau owns or has the right to use all of the foregoing, (ii) to Nouveau's knowledge, no proceedings have been instituted or are pending which challenge the rights of Nouveau in respect thereto or the validity thereof;
(iii) to the best of Nouveau's knowledge, no other party is using any of the foregoing which infringes Nouveau's rights with respect thereto and (iv) the foregoing constitutes all of the intellectual property necessary for the conduct of Nouveau's business as contemplated in the Placement Memorandum used in connection with the Nouveau-Delaware Private Placement.

         (m) There is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, or to Nouveau's best knowledge, investigation, proceeding, notice or demand letter pending relating to Nouveau or any property or facility now or formerly owned, operated or leased by Nouveau which relates in any way to any foreign, federal, state or local laws, regulations, rules or ordinances relating to pollution or protection of the environment, including without limitation, laws relating to releases of hazardous substances as defined under the National Oil and Hazardous Substances Pollution Contingency Plan, or any regulation, code, plan order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, except for such actions, suits, demands, claims, hearings, notices of violation, proceedings, notices or demand letters which are not in the aggregate reasonably likely to have a material adverse effect on Nouveau.

                                 VII. COVENANTS.

         SECTION 7.1  COVENANTS OF NOUVEAU-DELAWARE AND NAC.
         Nouveau-Delaware and NAC each hereby covenant to Nouveau as follows:

                  (a) Until the Effective Time, Nouveau-Delaware and NAC will immediately advise Nouveau in a detailed written notice of any fact or occurrence or any pending or threatened occurrence of which it obtains knowledge and which (if existing and known at the date of the execution of this Agreement) would have been required to be set forth or disclosed in or pursuant to this Agreement or which, if existing and known at any time prior to or at the Effective Time, would make the performance by any party of a covenant contained in this Agreement impossible or make such performance materially more difficult than in the absence of such fact or occurrence.

                  (b) Before Nouveau-Delaware or NAC releases any information concerning this Agreement, the Merger, or any of the other transactions contemplated by this Agreement which is intended for, or may result in, public dissemination thereof, Nouveau-Delaware and NAC shall cooperate with Nouveau, shall furnish drafts of all documents or proposed oral statements to Nouveau for comment, and shall not release any such information without the written consent of Nouveau. Nothing contained herein shall prevent Nouveau-Delaware from releasing any information if required to do so by law.

         SECTION 7.2  COVENANTS OF NOUVEAU.

                  (a) Until the Effective Time, Nouveau will immediately advise Nouveau-Delaware and NAC in a detailed written notice of any fact or occurrence or any pending or threatened occurrence of which it obtains knowledge and which, if existing and known at the date of the execution of this Agreement, would have been required to be set forth or disclosed in or pursuant to this Agreement or which, if existing and known at any time prior to or at the Effective Time, would make the performance by any party of a covenant contained in this Agreement impossible or make such performance materially more difficult than in the absence of such fact or occurrence.

                  (b) Before Nouveau releases any information concerning this Agreement, the Merger, or any of the other transactions contemplated by this Agreement which is intended for, or may result in, public dissemination thereof, Nouveau shall cooperate with Nouveau-Delaware and NAC, shall furnish drafts of all documents or proposed oral statements to Nouveau-Delaware and NAC for comment, and shall not release any such information without the written consent of Nouveau-Delaware. Nothing contained herein shall prevent Nouveau from releasing any information if required to do so by law.

                  (c) Immediately prior to the Closing, Gary W. Black, Sr. and his designees shall be appointed to serve as the directors of Nouveau-Delaware and each officer and director of Nouveau-
Delaware in office at such time shall resign.

                              VIII. MISCELLANEOUS.

         SECTION 8.1 FURTHER ACTIONS. At any time and from time to time, each party agrees, at its expense, to take such actions and to execute and deliver such documents as may be reasonably necessary to effectuate the purposes of this Agreement.

         SECTION 8.2 AVAILABILITY OF EQUITABLE REMEDIES. Since a breach of the provisions of this Agreement could not adequately be compensated by money damages, any party shall be entitled, in addition to any other right or remedy available to it, to an injunction restraining such breach or threatened breach and to specific performance of any such provision of this Agreement, and no bond or other security shall be required in connection therewith, and the parties hereby consent to the issuance of such an injunction and to the ordering of specific performance.

         SECTION 8.3 REPRESENTATIONS, WARRANTIES AND COVENANTS OF PARTIES. The statements contained in any document executed by Nouveau-Delaware or NAC relating hereto or delivered to Nouveau in connection with the transactions contemplated hereby or thereby, or in any statement, certificate, or other instrument delivered by, or on behalf of, Nouveau-Delaware or NAC pursuant hereto or thereto or delivered to Nouveau in connection with the transactions contemplated hereby or thereby shall be deemed representations and warranties, covenants and agreements, or conditions, as the case may be, of Nouveau-Delaware hereunder for all purposes of this Agreement (including all statements, certificates, or other instruments delivered pursuant hereto or thereto or delivered in connection with this Agreement, the Merger, or any of the other transactions contemplated hereby or thereby). The statements contained in any document executed by Nouveau relating hereto or delivered to Nouveau-Delaware or NAC in connection with the transactions contemplated hereby or thereby, or in any statement, certificate, or other instrument delivered by, or on behalf of, Nouveau pursuant hereto or thereto or delivered to Nouveau-Delaware or NAC in connection with the transactions contemplated hereby or thereby shall be deemed representations and warranties, covenants and agreements, or conditions, as the case may be, of Nouveau hereunder for all purposes of this Agreement (including all statements, certificates, or other instruments delivered pursuant hereto or thereto or delivered in connection with this Agreement, the Merger, or any of the other transactions contemplated hereby or thereby).

         SECTION 8.4 ENTIRE AGREEMENT; MODIFICATION. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof (except as provided in Section 8.03), supersedes all existing agreements among them concerning such subject matter, and may be modified only by a written instrument duly executed by each party hereto.

         SECTION 8.5 NOTICES. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested or by the most nearly comparable method if mailed from or to a location outside of the United States or by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to which it is to be given at the address of such party set forth in the introductory paragraph to this Agreement (or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 8.5). Any notice shall be addressed to the attention of the Corporate Secretary. A copy of any and all notices to Nouveau-Delaware or NAC shall be delivered in accordance with this section to Shereff, Friedman, Hoffman & Goodman, LLP, 919 Third Avenue, New York, New York 10022, Attention: Andrew Levinson, Esq. A copy of any and all notices to Nouveau shall be delivered in accordance with this section to Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York, 10022, Attention: Richard Marlin, Esq. Any notice or other communication given by certified mail (or by such comparable method) shall be deemed given at the time of certification thereof (or comparable act), except for a notice changing a party's address which will be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section
8.05 shall be deemed given at the time of receipt thereof.

         SECTION 8.6 WAIVER. Any waiver by any party of a breach of any term of this Agreement shall not operate as, or be construed to be, a waiver of any other breach of that term or of any breach of any other term of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions will not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing and be authorized by a resolution of the Board of Directors or by a duly authorized officer of the waiving party.

         SECTION 8.7 BINDING EFFECT. The provisions of this Agreement shall be binding upon and inure to the benefit of Nouveau-Delaware, NAC and Nouveau and their respective successors and assigns; provided, however, that no party hereto shall have the right to assign its rights and obligations hereunder without the prior written consent of the other parties hereto.

         SECTION 8.8 NO THIRD-PARTY BENEFICIARIES. This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement, except as provided in Section 8.7.

         SECTION 8.9 SEPARABILITY. If any provision of this Agreement is invalid, illegal, or unenforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

          SECTION 8.10 HEADINGS. The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement. SECTION 8.11 COUNTERPARTS; GOVERNING LAW. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. It shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to conflict of laws.

         IN WITNESS WHEREOF, this Agreement has been executed by duly authorized officers of each of the parties hereto as of the date first above written.

ATTEST:                                       NOUVEAU INTERNATIONAL, INC.
                                              (A DELAWARE CORPORATION)

/s/ Jeanne Solomon                            BY: /s/    Gary Peiffer
---------------------------                      -------------------------
NAME:  Jeanne Solomon                            NAME:  Gary Peiffer
TITLE: Assistant Secretary                       TITLE: President




Attest:                                       NOUVEAU INTERNATIONAL INC.
                                             (A PENNSYLVANIA CORPORATION)

/s/ Fred W. Johnson                           By: /s/    Gary W. Black, Sr.
-------------------------                        --------------------------
NAME:  Fred W. Johnson                           NAME:  Gary W. Black, Sr.
TITLE:                                           TITLE: President




ATTEST:                                       NOUVEAU ACQUISITION CORP.

/s/ Jeanne Solomon                            BY: /s/   Gary Peiffer
---------------------------                       -------------------------
NAME:  Jeanne Solomon                             NAME:  Gary Peiffer
TITLE: Assistant Secretary                        TITLE: President

                                TABLE OF CONTENTS
                                                                          PAGE
                                                                          ----

I.  DEFINITIONS............................................................  2

II. NAME OF SURVIVING CORPORATION; CERTIFICATE
    OF INCORPORATION AND BY-LAWS; BOARD OF
    DIRECTORS; OFFICERS....................................................  4

         Section 2.1               Name of Surviving Corporation...........  4
         Section 2.2               Certificate of Incorporation and By-
                                   Laws....................................  5
         Section 2.3               Board of Directors and Officers.........  5

III.  STATUS OF SECURITIES.................................................  5

         Section 3.1               Capital Stock of Nouveau................  5
         Section 3.2               Capital Stock of NAC....................  8
         Section 3.3               Capital Stock of Nouveau-Delaware.......  8

IV.  FILING; EFFECTIVE TIME................................................  9

         Section 4.1               Filing; Effective Time..................  9
         Section 4.2               Documents to be Delivered Immediately
                                   Prior to the Effective Time.............  9

V.  CERTAIN EFFECTS OF THE MERGER.......................................... 10

         Section 5.1               Surviving Corporation................... 10
         Section 5.2               Tax Free Reorganization................. 11

VI.  REPRESENTATIONS AND WARRANTIES........................................ 11

         Section 6.1               Representations and Warranties of
                                   Nouveau-Delaware and NAC................ 11
         Section 6.2               Representations and Warranties of
                                   Nouveau................................. 24

VII.  COVENANTS............................................................ 41

         Section 7.1               Covenants of Nouveau-Delaware and NAC... 41
         Section 7.2               Covenants of Nouveau.................... 41





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



                                                                          Page
                                                                          ----


VIII.  MISCELLANEOUS....................................................... 42

         Section 8.1               Further Actions......................... 42
         Section 8.2               Availability of Equitable Remedies...... 43
         Section 8.3               Representations, Warranties and
                                   Covenants of Parties.................... 43
         Section 8.4               Entire Agreement; Modification.......... 44
         Section 8.5               Notices................................. 44
         Section 8.6               Waiver.................................. 45
         Section 8.7               Binding Effect.......................... 46
         Section 8.8               No Third-Party Beneficiaries............ 46
         Section 8.9               Separability............................ 46
         Section 8.10              Headings................................ 46
         Section 8.11              Counterparts; Governing Law............. 46




                                     - ii -